Summary Prospectus
July 1, 2016

HATTERAS MANAGED FUTURES STRATEGIES FUND

Ticker Symbol:
INSTITUTIONAL CLASS	HMFIX

Before you invest, you may want to review the Hatteras Managed Futures Strategies Fund’s (the “Managed Futures Fund” or the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated April 29, 2016 (as supplemented on July 1, 2016), are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at hatterasfunds.com/library/funds.  You can also get this information at no cost by calling 1‑877‑569-2382 or by sending an email request to clientsupport@hatterasfunds.com.

Investment Objective
The Hatteras Managed Futures Strategies Fund seeks long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.75%
Distribution and Service (Rule 12b-1) Fees		None
Other Expenses		0.88%
Interest Expense and Dividends on Short Positions	0.45%
Total Annual Fund Operating Expenses		2.63%
Less: Fee Waivers and Expense Reimbursements		-0.19%
Net Annual Fund Operating Expenses(2)		2.44%
(1)	Annual Fund Operating Expenses have been restated to reflect current fees as a result of the termination of the Fund’s Operating Services Agreement. Prior to April 29, 2016, the Fund operated as a fund of funds, investing primarily in a portfolio of one or more affiliated investment companies. As of April 29, 2016, the Fund no longer operates as a fund of funds and instead invests directly in portfolio instruments.
(2)	The net fees and expenses of the Fund (which exclude brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed 1.99% of average daily net assets for the Institutional Class shares (the “Expense Cap”). Hatteras Funds, LP (“the Advisor”) has contractually agreed to waive all or a portion of its management fees and/or pay expenses of the Fund to ensure that its Total Annual Fund Operating Expenses do not exceed the Expense Cap. The Expense Cap will remain in effect through at least June 30, 2017, and may be terminated only by the Fund’s Board of Trustees. The Advisor is permitted to recoup fee waivers and/or expense reimbursements made during the prior three fiscal years, so long as such recoupments do not cause the Fund to exceed the Expense Cap and the expense limits in place at the time of such waiver or reimbursement.

Example
This Example is intended to help you compare the cost of investing in the Managed Futures Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$247	$799	$1,378	$2,950

Portfolio Turnover
The Managed Futures Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio. The Fund’s portfolio turnover rate may increase as a result of the Fund’s change in strategy to directly invest in portfolio securities, rather than as a fund of funds.

Principal Investment Strategies
To achieve its investment objective, the Fund allocates its assets to a “managed futures” strategy, which includes as a component, a “fixed income” sub-strategy. The managed futures strategy is intended to gain exposure, long or short, to certain macroeconomic trends in the commodities and financial futures markets (i.e., exposure to economic equity indices, interest rates, precious metals, energy markets), as opposed to exposure to specific companies or debt instruments. The fixed income strategy is intended to generate interest income and capital appreciation to add diversification to the returns generated by the Fund’s portfolio. The Fund’s investment strategy includes the active trading of the Fund’s portfolio.

To achieve its investment objective, the Fund, under normal market conditions, will invest in the commodities and financial futures markets, as well as the fixed-income securities market. The investments held by the Fund as part of its managed futures strategy may include swaps, futures contracts, options on futures contracts, and currency forwards. The investments held by the Fund as part of its fixed income strategy include short-term debt instruments and shares of other investment companies (including money market mutual funds and exchange-traded funds). The Fund’s investments as a principal part of its fixed income strategy may include instruments of any maturity, duration, or credit quality (other than high yield securities).

The Fund seeks to achieve its objective by allocating its assets among a professionally selected variety of investment techniques and strategies. By allocating its assets among one or more investment techniques and strategies, the Fund seeks to achieve its investment objective with less risk and lower volatility than if the Fund utilized a single manager or single strategy approach. The Advisor seeks to employ various investment strategies whose performance is not correlated with major financial market indices. The Advisor believes that the use of such strategies may mitigate losses in generally declining markets because the Fund will be invested in one or more non-correlated strategies. However, there can be no assurance that losses will be avoided. Investment strategies that have historically not been correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During such periods, certain hedging strategies may cease to function as anticipated.

A brief description of the managed futures investment strategy to be employed by the Fund, including the fixed-income component of the strategy, is included below.

•	Managed Futures

o	Managed Futures – Discretionary. The Fund may employ discretionary strategies that are primarily reliant on the evaluation of market data, relationships, and influences by the Fund’s trading advisors. These strategies employ an investment process based primarily on a top- down analysis of macroeconomic variables (i.e., factors likely to influence the overall equity market, interest rates, or certain commodities markets, as opposed to individual companies or debt instruments). Positions may be traded actively in developed and emerging markets, focusing on equity markets, interest rates/fixed income markets, or currency and commodity markets. This discretionary strategy may frequently employ “spread trades” to gain exposure to the spread between instruments identified by a trading advisor as being priced inconsistently with the trading advisor’s expected values for such instruments. Fund positions typically are based on investment themes the trading advisor expects to materialize over a particular timeframe for the theme (e.g., increasing or decreasing interest rates), which in many cases contain contrarian or volatility focused components.

o	Managed Futures – Systematic. The Fund may employ systematic strategies that implement processes typically as a function of mathematical, algorithmic, or technical models, with little or no influence by the Fund’s trading advisors. These strategies employ an investment process designed to identify opportunities in markets exhibiting certain trends or momentum across individual instruments or asset classes. These strategies typically employ quantitative processes that focus on technical patterns related to an asset, and typically focus on highly liquid instruments. These strategies generally maintain shorter holding periods than discretionary strategies.

•	Fixed Income. The Fund expects to allocate the Fund’s assets that are not allocated to the Managed Futures Strategy to a fixed income strategy that invests primarily in investment grade fixed income securities (of all durations and maturities), either directly or through pooled investment vehicles such as ETFs or private funds, to generate interest income and capital appreciation, which may add diversification to the returns generated by the Fund’s managed futures Fund. The fixed income strategy may also include investments in exchange-traded notes (“ETNs”).

The Fund pursues its managed futures strategy primarily by investing up to 25% of its total assets in Hatteras Trading Advisors, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Advisor and has the same investment objective as the Fund. The Subsidiary’s Investment Advisory Agreement with the Advisor and Trading Agreement with each trading advisor meet the requirements of Section 15(a) of the 1940 Act. The Subsidiary is subject to compliance policies and procedures that are the same as the Fund’s compliance policies and procedures. The Subsidiary invests the majority of its assets in accounts, including collateral accounts, for the purpose of entering into swap transactions (“Trading Accounts”) traded by third-party commodity trading advisors.

The Advisor monitors the performance of the trading advisors and Trading Accounts and seeks to achieve the Fund’s investment objective by allocating and reallocating the Subsidiary’s assets among Trading Accounts. The Advisor may decide to not allocate or reallocate assets to all Trading Accounts and may decide to not allocate assets evenly among the Trading Accounts. The Advisor allocates the assets of the Subsidiary among the Trading Accounts to provide exposure to each trading advisor’s managed futures programs that the Advisor believes to be complementary to one another and consistent with the aim of moderating risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across trading methodologies, trading time horizons, sectors and geography. “Managed futures program” refers to a trading advisor’s particular trading strategy or strategies which contribute to the Fund’s overall managed futures investment strategy. The Advisor expects the trading advisors to trade independently of each other and, as a group, to employ a wide variety of discretionary and systematic managed futures programs in the global currency futures, fixed income futures, commodity futures and equity futures markets.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Managed Futures Fund. The following additional risks could affect the value of your investment:

•	Aggressive Investment Risks: The Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including leverage and derivative transactions. Although the Fund uses hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and the Fund may use long only or short only strategies from time to time. The strategies employed by the Fund generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent returns will be achieved.

•	Commodities Focus Risks. The Managed Futures Fund concentrates its investments in the commodity futures markets, which have historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if the Fund were diversified across different sectors and markets. The Fund may also have significant exposure to instruments (such as structured notes) issued by companies in the financial services sectors (which includes the banking, brokerage and insurance industries).

•	Derivative Securities Risks: The Fund may invest in derivative securities, particularly swap agreements. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate, or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

•	Fixed Income Securities Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. Interest rates may go up resulting in a decrease in the value of fixed income securities. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. Fixed income securities are subject to credit risk. Credit risk is the risk that an issuer will not make, or the market might expect the issuer to not be able to make, timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

•	High Portfolio Turnover Risk: The Fund’s investment strategy may result in high turnover rates. In addition, the Fund’s portfolio turnover rate may increase in response to meeting liquidity needs or increased market volatility, or both. A high portfolio turnover rate may increase the Fund’s short-term capital appreciation and increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

•	Managed Futures Strategy/Commodities Risks. Exposure to the commodities markets through investment in managed futures programs may subject the Managed Futures Fund to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

Additionally, the Fund has not requested or received a private letter ruling from the Internal Revenue Service (“IRS”) to the effect that subpart F income derived by the Fund from its investment in the subsidiary will constitute qualifying income for the Fund under Internal Revenue Code section 851(b)(2). The IRS has granted private letter rulings to 43 regulated investment companies utilizing similar structures. However, in late July 2011, the IRS indicated that the granting of these private letter rulings is currently suspended pending the issuance of further guidance on the subject by the IRS. Private letter rulings are binding on the IRS only with respect to the particular taxpayers who obtained the rulings. Therefore, the Fund is relying instead upon an opinion of counsel that subpart F income derived by the Fund from its investment in the subsidiary should constitute qualifying income for the Fund under Internal Revenue Code section 851(b)(2). If the IRS ultimately changes its position regarding the treatment of such income, the Fund will likely need to significantly change its investment strategies, which could adversely affect the Fund. The Fund will assess available options if and when such occasion arises.

•	Market Risk: The value of equity securities and other investments owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events in the U.S. or abroad that affect individual issuers, sectors or large portions of the market.

•	Options and Futures Risks: The Fund may invest in options and futures contracts. The Fund also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its positions.

•	Shares of Other Investment Companies Risks: The Fund may invest in or sell short shares of other investment companies, including ETFs, as a means to pursue its investment objective. As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in the other investment companies. You will indirectly bear fees and expenses charged by the other investment companies in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

•	Swap Agreement Risks: The Fund may enter into equity, interest rate, index, commodity, credit default and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. The Fund bears the risk that the counter-party that entered into a swap agreement will be unable or unwilling to perform its obligations under the swap agreement.

Performance
The following performance information indicates some of the risks of investing in the Managed Futures Fund. Prior to April 29, 2016, the Fund operated as a fund of funds, investing primarily in a portfolio of one or more affiliated investment companies. The performance shown reflects the Fund’s performance when it operated as a fund of funds.

The bar chart shows the Fund’s Institutional Class shares’ changes in performance from year to year and does not reflect deduction of sales charges. If sales charges were included, the return figure would be lower. The table illustrates how the Fund’s Institutional Class shares’ average annual returns for 1 year and since inception compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at hatterasfunds.com/performance or by calling the Fund toll-free at 1-877-569-2382.

Calendar Year Total Returns

During the period of time shown in the bar chart, the Managed Futures Fund’s Institutional Class shares’ highest quarterly return was 4.77% for the quarter ended June 30, 2013, and the lowest quarterly return was -3.78% for the quarter ended June 30, 2014.

Average Annual Total Returns
For the Periods Ended December 31, 2015
	1 Year	Since Inception (9/27/2012)
Institutional Shares
Return Before Taxes	-4.21%	-1.09%
Return After Taxes on Distributions	-4.21%	-4.79%
Return After Taxes on Distributions and Sale of Fund Shares	-2.38%	2.35%
BofA ML 3-Month US Treasury Bill (reflects no deduction for fees, expenses, or taxes)	0.05%	0.06%
HFRX Macro: Systematic Diversified CTA Index (reflects no deduction for fees, expenses, or taxes)	-0.92%	-0.69%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	0.55%	1.37%

After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

The Fund changed its benchmark index from the Barclays Aggregate Bond Index to the BofA ML 3-Month Treasury Bill because the Advisor believes that such indices are more relevant to the Fund’s investment strategies and more commonly used by investors investing in similar funds.

The HFRX Macro: Systematic Diversified CTA Index is engineered to achieve representative performance of a larger universe of funds employing Systematic Diversified strategies. Systematic Diversified strategies have investment processes typically as function of mathematical, algorithmic, and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Strategies typically employ quantitative process which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, strategies benefit most from an environment characterized by persistent, discernible trending behavior. Systematic Diversified strategies typically would expect to have no greater than 35% of portfolio in either dedicated currency or commodity exposures over a given market cycle.

Management
Investment Advisor: Hatteras Funds, LP
Investment Trading Advisors: Revolution Capital Management, LLC and ROW Asset Management, LLC.

Portfolio Manager: The Fund is managed by the following portfolio manager.

Portfolio Manager	Years of Service with the Fund	Primary Title with the Advisor
Michael P. Hennen, CFA	3	Director, Portfolio Management

Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Managed Futures Fund shares on any business day by written request via mail (Hatteras Managed Futures Strategies Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-877-569-2382, or through a financial intermediary. You may also purchase and redeem Fund shares by wire transfer. Investors who wish to purchase, exchange, or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Institutional Class	$1 million	None

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If shareholders purchase the Managed Futures Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and financial adviser to recommend the Fund over another investment. Ask a financial adviser or visit your financial intermediary’s website for more information.